Exhibit 99.4

PERRIGO ANNOUNCES LAUNCH OF SYNDICATION OF NEW SENIOR SECURED CREDIT FACILITIES

Dublin, Ireland—March 28, 2022 — Perrigo Company plc (NYSE: PRGO) (“Perrigo” or the “Company”), a leading provider of Quality, Affordable Self-Care Products, today announced that it has launched the syndication of new senior secured credit facilities expected to consist of (i) a $1,000 million five-year revolving credit facility (the “New Revolving Facility”) and (ii) a $300 million five-year term loan A facility and a $800 million seven-year term loan B facility (the “New Term Loan Facilities” and, together with the New Revolving Facility, the “New Senior Secured Credit Facilities”) through its indirect wholly-owned subsidiary, Perrigo Investments, LLC. The New Senior Secured Credit Facilities will be guaranteed by the Company and certain wholly-owned subsidiaries of the Company.

Subject to market and other conditions, Perrigo intends to borrow approximately $1,600 million, inclusive of the New Term Loan Facilities and $500 million of other unsecured debt (but excluding undrawn availability under the New Revolving Facility). The Company intends to use the net proceeds of these borrowings, together with cash on hand, to finance the purchase price for the previously announced acquisition of Héra SAS (“Héra”) and to refinance certain existing indebtedness of the Company and its subsidiaries, including its outstanding term loan facility and outstanding debt securities maturing in 2023. The Company will use any amounts borrowed from time to time under the New Revolving Facility, which will replace its existing revolving facility, for general corporate purposes.

JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Wells Fargo Securities, LLC, BofA Securities, Inc. and HSBC Securities (USA) Inc. are the joint lead arrangers for the New Senior Secured Credit Facilities.

The terms of the proposed refinancing, including but not limited to the principal amount, interest rate and maturity of the New Senior Secured Credit Facilities, and the consummation of the acquisition of Héra, are subject to a number of significant conditions, and there can be no assurance that the Company will consummate any of these transactions on the anticipated terms or timing, or at all. In addition, entering into the New Senior Secured Credit Facilities is not conditioned upon consummation of the acquisition of Héra.

This press release is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or other jurisdiction where such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Perrigo

Perrigo Company plc (NYSE: PRGO) is a leading provider of Quality, Affordable Self-Care Products and over-the-counter (OTC) health and wellness solutions that enhance individual well-being by empowering consumers to proactively prevent or treat conditions that can be self-managed. Led by its consumer self-care strategy, Perrigo is the largest store brand OTC player in the U.S. in the categories in which it competes through more than 9,000 SKUs under customer ‘own brand’ labels. Additionally, Perrigo is a Top 10 OTC company by revenue in Europe, where it markets more than 200 branded OTC products throughout 28 countries.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: the Company’s expectations with respect to the syndication and closing of the New Senior Secured Credit Facilities and the other contemplated refinancing transactions and the use of net proceeds therefrom, the effect of the novel coronavirus (COVID-19) pandemic and its variants and the associated supply chain impacts on the Company’s business; general economic, credit, and market conditions; the outbreak of war between Russia and Ukraine, including the imposition of sanctions related thereto, or escalation of conflict in other regions where the Company does business; future impairment charges; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than the Company does; pricing pressures from customers and consumers; resolution of uncertain tax positions, including the Company’s appeal of the draft and final Notices of Proposed Assessment (“NOPAs”) issued by the U.S. Internal Revenue Service and the impact that an adverse result in any such proceedings would have on operating results, cash flows, and liquidity; pending and potential third-party claims and litigation, including litigation relating to the Company’s restatement of previously-filed financial information and litigation relating to uncertain tax positions, including the NOPAs; potential impacts of ongoing or future government investigations and regulatory initiatives; potential costs and reputational impact of product recalls or sales halts; the impact of tax reform legislation and healthcare policy; the timing, amount and cost of any share repurchases; fluctuations in currency exchange rates and interest rates; the success of the sale of the Rx business, including the ability to achieve the expected benefits thereof and the risk that potential costs or liabilities incurred or retained in connection with the transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; the consummation and success of the proposed acquisition of Héra and the ability to achieve the expected benefits thereof, including the risk that the parties fail to obtain the required regulatory approvals or to fulfill the other conditions to closing on the expected timeframe or at all, the occurrence of any other event, change or circumstance that could delay the transaction or result in the termination of the securities sale agreement or the risks that Company’s synergy estimates are inaccurate or that the Company faces higher than anticipated integration or other costs in connection with the proposed acquisition; the consummation and success of other announced acquisitions or dispositions, and the Company’s ability to realize the desired benefits thereof; and the Company’s ability to execute and achieve the desired benefits of announced cost-reduction efforts and strategic and other initiatives. An adverse result with respect to the Company’s appeal of any material outstanding tax assessments or pending litigation, including securities or drug pricing matters, could ultimately require the use of corporate assets to pay such assessments, damages from third-party claims, and related interest and/or penalties, and any such use of corporate assets would limit the assets available for other corporate purposes. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2021, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE Perrigo Company plc

Perrigo Contacts

Bradley Joseph, Vice President, Global Investor Relations & Corporate Communications, (269) 686-3373, E-mail: bradley.joseph@perrigo.com

Nicholas Gallagher, Manager, Global Investor Relations & Corporate Communications, (269) 686-3238, E-mail: nicholas.gallagher@perrigo.com